UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2017

ScanSource, Inc.

(Exact name of Registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615

(Address, Including Zip Code, of Principal Executive Offices)

(864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

ScanSource, Inc. (the “Company”) held its annual meeting of the shareholders on December 7, 2017 (the “Annual Meeting”). At the Annual Meeting, each of the seven director nominees was elected and received greater than 97% approval of votes cast, the Company’s executive compensation program was approved, on an advisory basis, with 95% approval of votes cast, one year was selected as the frequency of future advisory votes on the Company’s executive compensation program with 77% approval of votes cast, and the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2018 was ratified with 99% approval of votes cast. The Company received proxies totaling 94% of its issued and outstanding shares of common stock, representing 23,969,809 shares of common stock, as of the record date. Each of the following proposals were voted on at the Annual Meeting and are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 24, 2017, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of seven members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven R. Fischer	22,775,785	455,518	738,506
Michael L. Baur	22,881,112	350,191	738,506
Peter C. Browning	22,860,927	370,376	738,506
Michael J. Grainger	22,802,036	429,267	738,506
John P. Reilly	22,715,620	515,683	738,506
Elizabeth O. Temple	22,895,718	335,585	738,506
Charles R. Whitchurch	22,890,621	340,682	738,506

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
22,137,666	1,061,186	32,451	738,506

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, to conduct future advisory votes on named executive officer compensation every year, based on the following final voting results. Accordingly, the Company’s policy will be to conduct a non-binding vote on named executive officer compensation every year. In the future, this policy could change based, among other things, on the outcome of the next advisory vote on the frequency of future advisory votes on named executive officer compensation, and such other factors as the Company considers appropriate.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,922,301	9,940	5,292,837	6,225	738,506

Advisory Vote to Ratify Grant Thornton LLP as the Independent Auditors for Fiscal 2018

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2018, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
23,952,500	12,605	4,704	—

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award (Performance and Service-Based) under the 2013 Long-Term Incentive Plan (2017 version)

10.2	Form of Restricted Stock Unit Award (Service-Based) under the 2013 Long-Term Incentive Plan (2017 version)

10.3	Form of Non-Qualified Stock Option Agreement under the 2013 Long-Term Incentive Plan (2017 version)

10.4	Form of Incentive Stock Option Agreement under the 2013 Long-Term Incentive Plan (2017 version)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: December 7, 2017	By:	/s/ Michael L. Baur

Name: Michael L. Baur
Its: Chief Executive Officer